Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby severally constitutes and appoints Kirk A. Benson and Harlan M. Hatfield and each of them individually, with full power of substitution and resubstitution, his or her true and lawful attorney-in-fact and agent, with full powers to each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposed as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney. This Power of Attorney may be executed in counterparts and all capacities to sign any and all amendments.


         Dated: July 17, 2003                   /s/ William S. Dickinson
                                                -------------------------------
                                                 William S. Dickinson


         Dated: July 17, 2003                    /s/ Malyn K. Malquist
                                                -------------------------------
                                                 Malyn K. Malquist


         Dated: July 17, 2003                    /s/ R Steve Creamer
                                                -------------------------------
                                                 R Steve Creamer